                                                                      Exhibit 21
                                                                      ----------

                      BANKAMERICA CORPORATION SUBSIDIARIES

                            As of December 31, 1994
                            -----------------------

     The following list sets forth information concerning the direct subsidiaries of BankAmerica Corporation (the Parent) and indirect subsidiaries of the Parent. Except as otherwise indicated, each subsidiary is wholly owned and does business under its own name.

                                                                                     Jurisdiction of
Org     Subsidiaries                                                                  Incorporation
- ----    ------------                                                                 ---------------
054.    Appold Holdings Limited.....................................................        Delaware

080.       Appold Japan Limited (dba: Hoare Govett Japan Limited)...................       Hong Kong
086.       Appold Securities Limited................................................             U.K.
095.       Investat (Nominees) Ltd..................................................             U.K.
1400.      Societe Nouvelle Les Dolomites Francaises (Appold .2%; SPEFI 99.8%)......           France

052.    Appold Leasing, Inc.........................................................         Delaware
367.    BA Commercial Credit Corp...................................................          Florida
368.    BA Futures, Incorporated....................................................         Delaware
369.    BA Insurance Holding Company................................................         Delaware

370.       BA Insurance (Cayman) Ltd................................................   Cayman Islands
371.       BancAmerica Insurance Company............................................   Cayman Islands

120.    BA Securities, Inc..........................................................         Delaware
238.    BA Security Services, Inc...................................................         Delaware

240.       BA Clearing Corporation..................................................         Delaware
242.       BankAmerica State Trust Company..........................................       California
659.       RAMCO Nominees Inc.......................................................         Delaware

376.    BancAmerica Commercial Corporation..........................................     Pennsylvania
016.    Bank of America Alaska, N.A.................................................             U.S.
382.    Bank of America Arizona.....................................................          Arizona
           (dba Bank of America)

657.       Bamerilease, Inc.........................................................          Arizona

121.    Bank of America Community Development Bank..................................       California

128.       BA Software Services, Inc................................................         Delaware
127.       SP StateBank Leasing, Incorporated.......................................       California

383.    Bank of America, FSB........................................................             U.S.
           (dba Bank of America Hawaii and Security Pacific Financial Services)

                                                                                            Jurisdiction of
Org    Subsidiaries                                                                          Incorporation
- ----   ------------                                                                         ---------------
631.      Honfed Financial Services Corp..................................................           Hawaii

636.         First Collateral Services, Inc...............................................           Hawaii

641.      HONFED Insurance, Inc...........................................................           Hawaii
644.      HONOFED Ben Lomond, Corp........................................................           Hawaii
1415.     Liberty Properties, Inc.........................................................           Hawaii
1410.     United Mortgage Holding Company.................................................        Minnesota

1411.        United Mortgage Corporation..................................................        Minnesota

1413.           IDL Mortgage Corporation..................................................        Wisconsin
1414.           U.M.C. Asset Management Corporation.......................................        Minnesota
1412.           Valley Mortgage Corporation...............................................        Minnesota

017.   Bank of America Idaho, N.A.........................................................             U.S.
2011.  Bank of America Illinois...........................................................         Illinois

2014.     C.I.N.B. Nominees (London) Limited..............................................             U.K.
2015.     Continental Bank International................................        U.S. (District of Columbia)

2026.        CIC Trading, S.A. (99% CIFC, 1% CBI).........................................        Argentina
2037.        Continental Information & Technology Services Co., S.A. (99% CIFC, 1% CBI)...        Argentina
2043.        Continental Investment Company S.A. (99% CIFC, 1% CBI).......................        Argentina

2017.     Continental Bank New York Trust Company ........................................         New York
2018.     Continental Brokerage Services Inc..............................................         Delaware
2019.     Continental Community Development Corporation...................................         Delaware
2020.     Continental Illinois Property Corporation No. 3.................................         Delaware
2021.     Continental Illinois Venture Corporation........................................         Delaware
2022.     Continental International Finance Corporation.................        U.S. (District of Columbia)

2024.        Chicago Continental Capital Market Compania de
             Assesoria Financiera Limitada................................................            Chile
2026.        CIC TRADING, S.A. (99% CIFC; 1% CBI).........................................        ARGENTINA
2027.        CIC Trading (Uruguay) S.A....................................................          Uruguay
2028.        C.N. Investments, Inc........................................................     Cayman Islds
2029.        Continental Capital Markets Limited..........................................             U.K.

2030.           Lease Continental PLC.....................................................             U.K.

2031.        Continental Consulting Company Ltd...........................................             U.K.
2032.        Continental Finanziaria S.P.A................................................            Italy
2033.        Continental Illinois de Mexico, S.A. de C.V..................................           Mexico
2034.        Continental Illinois Servicos Ltda...........................................           Brazil

2035.           Continental Banco S.A. (50%)..............................................           Brazil
2036.           Continental Distribudora de Titulos E Valores Mobiliaros, S.A.............           Brazil

                                                                                               Jurisdiction of
Org    Subsidiaries                                                                             Incorporation
- ----   ------------                                                                            ---------------
2037.        CONTINENTAL INFORMATION & TECHNOLOGY SERVICES CO., S.A. (99% CIFC; 1% CIB)...           ARGENTINA
2038.        Continental International Finance Corporation II Limitada....................               Chile
2040.        Continental International Finance Corporation Ltda...........................               Chile
2041.        Continental International Securities, Limited................................        Cayman Islds

2042.           Continental Illinois (Nominee) Ltd........................................           Hong Kong

2043.        CONTINENTAL INVESTMENT COMPANY S.A. (99% CIFC; 1% CBI).......................           ARGENTINA
2044.        Continental Servicios Corporativos S.A. de C.V...............................              Mexico
2045.        Destco, Ltd..................................................................        Cayman Islds

2046.           Inversiones Destco Chile Limitada.........................................               Chile

2098.        Fundo De Conversao Capital Estrangeiro- Continental Illinois Sellas..........              Brazil

2047.        Invenco, Inc.................................................................        Cayman Islds
2054.        Ismael I, Inc................................................................        Cayman Islds
2055.        Ismael II, Inc...............................................................        Cayman Islds
2057.        Juliana, Inc.................................................................        Cayman Islds

2059.           Justin, Inc. Chile Ltda. (99% Justin, Inc., 1% Juliana, Inc.).............               Chile

2058.        Justin, Inc..................................................................        Cayman Islds

2059.           Justin, Inc. Chile Ltda. (99% Justin, Inc., 1% Juliana, Inc.).............               Chile

2064.        Labco I, Inc.................................................................        Cayman Islds

2065.           Labco I Inc. Chile Limitada (99% Labco I, 1% Labco II Inc.)...............               Chile

2067.        Labco II, Inc................................................................        Cayman Islds

2065.           Labco I Inc. Chile Limitada (99% Labco I, 1% Labco II Inc.)...............               Chile

2106.        Lawrence Holdings Ltd........................................................        Cayman Islds
2137.        Lisco, Ltd...................................................................        Cayman Islds
2068.        M.A.S. Investments, Inc......................................................        Cayman Islds
2107.        Moraine Ltd..................................................................        Cayman Islds
2070.        Nanco, Ltd...................................................................        Cayman Islds
2108.        North Bay Holdings Ltd.......................................................        Cayman Islds
2074.        Sebastian Holdings, Ltd......................................................        Cayman Islds

2077.           Valores Mercantiles Banconti, C.A.........................................           Venezuela

                                                                                               Jurisdiction of
Org    Subsidiaries                                                                             Incorporation
- ----   ------------                                                                            ---------------
2109.        Summit Inc.....................................................................      Cayman Islds
2075.        Tanco I, Inc...................................................................      Cayman Islds
2078.        Venco, B.V.....................................................................      Cayman Islds

2079.           Continental Bank Participacoes Ltda.........................................            Brazil

2081.     Continental Partners Group, Inc...................................................          Delaware
2082.     Continental Servicing Corp........................................................          Delaware
2083.     Continental Trust Company.........................................................          Illinois
2090.     Moorpark Holding, Inc.............................................................          Delaware
2089.     MWA Holding, Inc..................................................................          Delaware
2091.     PDE, Inc..........................................................................      Cayman Islds
2115.     Penguin Holding, Inc..............................................................          Delaware
2116.     Playa Holding, Inc................................................................        California
2093.     Rose Holding, Inc.................................................................          Delaware
2119.     VT, Inc...........................................................................           Alabama

044.   Bank of America National Association.................................................               U.S.
386.   Bank of America New Mexico, N.A......................................................               U.S.
385.   Bank of America NT&SA................................................................               U.S.
          (dba Security Pacific National Bank)

517.      693327 Ontario Limited (BofA 51.69%; BofA Canada 10.22%)..........................             Canada
427.      BA ATM Inc........................................................................           Delaware
361.      BA Credit Corporation.............................................................           Delaware
             (dba SPFSSI-SPCC, Inc. and BankAmerica Credit Corporation)
282.      BA Investment Services, Inc.......................................................           Delaware
316.      BA Nominees (Asing) Sdn. Bdh......................................................           Malaysia
264.      BA Properties, Inc................................................................           Delaware
436.      BA Properties III, Inc............................................................           Delaware
535.      BANAM Broadcasting, Inc...........................................................           Delaware
266.      BancAmerica Auto Finance Corp.....................................................           Delaware
             (dba Security Pacific Auto Finance)
437.      Banco Colombo Americano (BofA 95%; BIFC 5%).......................................           Colombia
526.      Bank of America (Jersey) Limited..................................................      Channel Islds
506.      Bank of America Australia Limited.................................................          Australia

509.         BA Australia Limited...........................................................          Australia
707.         BA Staff Superannuation Limited................................................          Australia

514.      Bank of America Canada............................................................             Canada

517.         693327 ONTARIO LIMITED (B OF A CANADA 10.22% B OF A 51.69%)....................             CANADA
515.         Bank of America Canada Leasing Corporation.....................................             Canada
516.         Bank of America Canada Securities Corporation..................................             Canada
049.         Security Pacific Leasing Canada Ltd. (20%-100% Voting).........................             Canada
050.         Security Pacific Properties Ltd................................................             Canada

470.      Bank of America International Limited.............................................               U.K.
          (BofA 37.9%; BA Holding Company 60.3%; BIFC 1.8%)

                                                                                               Jurisdiction of
Org    Subsidiaries                                                                             Incorporation
- ----   ------------                                                                            ---------------
473.         BA Netting Limited.............................................................              U.K.
476.         Fenchurch Steamship Corporation................................................           Liberia

440.      Bank of America S.A.(BofA 50%; BI 50%)............................................             Spain

441.         BA Servicios, S.A. (99.6%).....................................................             Spain

360.      BankAmerica Business Credit, Inc..................................................          Delaware
438.      BankAmerica International.........................................................              U.S.

440.         BANK OF AMERICA S.A. (BI 50%; BofA 50%)........................................             SPAIN

441.            BA SERVICIOS, S.A. (99.6%)..................................................             SPAIN

498.         Inversiones of America Corredores de Bolsa Limitada............................             Chile
                   (BI .01%; BIFC 99.99%)

443.         Societe Anonyme Immobiliere....................................................            France

444.      BankAmerica International Financial Corporation...................................              U.S.

445.         BA Asia Limited................................................................         Hong Kong
446.         BA Finance (Hong Kong) Limited.................................................         Hong Kong
448.         BA Finance (Switzerland) Ltd...................................................       Switzerland
450.         BA Holding Company S.A.........................................................        Luxembourg

470.            BANK OF AMERICA INTERNATIONAL LIMITED.......................................              U.K.
                   (BA HOLDING COMPANY 60.3%; BofA 37.9%; BIFC 1.8%)

473.               BA NETTING LIMITED.......................................................              U.K.
476.               FENCHURCH STEAMSHIP CORPORATION..........................................           LIBERIA

451.            BankAmerica International Trustee (B.V.I.) Limited..........................      Virgin Islds

459.               BankAmerica Financial Services Ltd.......................................      Virgin Islds

452.            BankAmerica Trust and Banking Corporation (Bahamas) Limited.................           Bahamas

453.               Trunoms, Limited.........................................................           Bahamas
454.               Wolnoms, Limited.........................................................           Bahamas

455.            BankAmerica Trust and Banking Corporation (Cayman) Limited..................      Cayman Islds

1360.              BankAmerica Fund Management Limited......................................      Cayman Islds
456.               Harbour Nominees Ltd.....................................................      Cayman Islds
                      (Nominee company)

                                                                                               Jurisdiction of
Org    Subsidiaries                                                                             Incorporation
- ----   ------------                                                                            ---------------
457.            BankAmerica Trust Company (Hong Kong) Limited...............................         Hong Kong

458.               BATCO Nominees Limited...................................................         Hong Kong
                      (Nominee company)
                      (BankAmerica Trust Company (Hong Kong) Limited 50%)
                      (Renfrew Services Limited 50%)
461.                  Fiduciary Services Limited............................................         Hong Kong

460.                  ITG Secretaries Limited...............................................         Hong Kong
                         (Nominee company)
                         (BankAmerica Trust Co. (H.K.)
                         Limited 50%; BATCO Nominees Limited 50%)

462.                  Renfrew Services Limited..............................................         Hong Kong
                         (Nominee company)
                         (BankAmerica Trust Co. (H.K.)
                         Limited 50%; BATCO Nominees Limited 50%)

458.                     BATCO NOMINEES LIMITED.............................................         HONG KONG
                            (NOMINEE COMPANY)
                            BANKAMERICA TRUST COMPANY (HONG KONG) LIMITED 50%;
                            RENFREW SERVICES LIMITED 50%)

461.               FIDUCIARY SERVICES LIMITED...............................................         HONG KONG
                      (BANKAMERICA TRUST CO. (H.K.)
                      LIMITED 50%; BATCO NOMINEES LIMITED 50%)

460.               ITG SECRETARIES LIMITED..................................................         HONG KONG
                      (NOMINEE COMPANY)
                      (BANKAMERICA TRUST CO. (H.K.)
                      LIMITED 50%; BATCO NOMINEES LIMITED 50%)

462.               RENFREW SERVICES LIMITED.................................................         HONG KONG
                      (NOMINEE COMPANY)
                      (BANKAMERICA TRUST CO. (H.K.)
                      LIMITED 50%; BATCO NOMINEES LIMITED 50%)

467.            BankAmerica Trust Company (Jersey) Limited..................................     Channel Islds

468.               BankAmerica Properties (Jersey) Limited..................................     Channel Islds
469.               Unihouse Nominees Limited................................................     Channel Islds
                      (Nominee company)

449.         BA Swallow Business Systems Limited............................................              U.K.
479.         BamerInvest C.A................................................................         Venezuela
437.         BANCO COLOMBO AMERICANO (BIFC 5%; B OF A 95%)..................................          COLOMBIA
470.         BANK OF AMERICA INTERNATIONAL LIMITED..........................................              U.K.
                (BA HOLDING COMPANY 60.3%; BOFA 37.9%; BIFC 1.8%)

                                                                                               Jurisdiction of
Org    Subsidiaries                                                                             Incorporation
- ----   ------------                                                                            ---------------
473.            BA NETTING LIMITED.........................................................               U.K.
476.            FENCHURCH STEAMSHIP CORPORATION............................................            LIBERIA

2140.        Bank of America Malaysia Berhad...............................................           Malaysia
481.         BankAmerica Representacao e Servicos Limitada.................................             Brazil
1003.        BankAmerica Singapore Limited
628.         Bunga Orkid, Ltd..............................................................            Bermuda
490.         Chile Cellulose Investment Company............................................           Delaware
491.         Companhia Internacional de Participacoes E
                Empreedimentos (COINTER)...................................................             Brazil

492.            Multi Banco S.A. (MULTI BANCO).............................................             Brazil

494.               Multi-Distribuidora Internacional de Titulos e Valores Ltda.............             Brazil

495.               Multi-Leasing International Arrendamento Mercantil S.A..................             Brazil

293.         Fundo 2000 de Conversao - Capital Estrangeiro.................................             Brazil
497.         Hedges, S.A...................................................................          Argentina
232.         Inchroy Credit Corporation Limited (50%) .....................................          Hong Kong

604.            Debt Recovery (Hong Kong) Limited (50%)....................................          Hong Kong
                (Inchroy 50%; SPC Credit Limited 50%)

294.         Inversiones Financieras S.P. Chile S.A........................................              Chile
498.         INVERSIONES OF AMERICA CORREDORES DE BOLSA LIMITADA...........................              CHILE
                (BI .01%; BIFC 99.99%)

499.         Inversiones y Negocios Fiduciarios S.A........................................          Argentina
301.         InvestAmerica S.A. (99%)......................................................              Chile
668.         Orion Eight, Inc..............................................................           Delaware

671.            Delta FSC Eight, Inc.......................................................  U.S. Virgin Islds

669.         Orion Nine, Inc...............................................................           Delaware

672.            Delta FSC Nine, Inc........................................................  U.S. Virgin Islds

670.         Orion Ten, Inc................................................................           Delaware

673.            Delta FSC Ten, Inc.........................................................  U.S. Virgin Islds

592.         PT First Indo-American Leasing (50%)..........................................          Indonesia
300.         SP Chile Energia S.A..........................................................              Chile
233.         SPC Credit Limited............................................................          Hong Kong

604.            DEBT RECOVERY (HONG KONG) LIMITED (50%)....................................          HONG KONG
                (INCHROY 50%; SPC CREDIT LIMITED 50%)

                                                                                               Jurisdiction of
Org    Subsidiaries                                                                             Incorporation
- ----   ------------                                                                            ---------------
302.         Security Pacific Do Brazil S/C Ltda...........................................             Brazil
304.         Security Pacific Inversiones y Servicios S.A..................................              Chile
306.         Security Pacific Overseas Investment Corporation..............................           Delaware

339.            Appold Limited.............................................................               U.K.
308.            Bank of America (Asia) Limited (68.97%)....................................          Hong Kong

312.               Bank of America (Macau) Limited.........................................              Macau
314.               Canton Pacific Finance Ltd..............................................          Hong Kong
315.               Canton Pacific Fund Managers Ltd........................................          Hong Kong
309.               The Bank of Canton (Nominees) Limited...................................          Hong Kong

301.            INVESTAMERICA S.A.(1%).....................................................              CHILE

323.            Security Pacific Australian Assets Limited.................................          Australia
336.            Security Pacific Financing Services Ltd....................................               U.K.
337.            Security Pacific Hong Kong Holdings Limited................................          Hong Kong

308.               BANK OF AMERICA (ASIA) LIMITED (30.93%).................................          HONG KONG

501.         Titulos Rioplatenses S.A. (OAHI 2%; BIFC 98%).................................            Uruguay

313.      BankAmerica Nominees (1993) Pte. Ltd.............................................          Singapore
502.      BankAmerica Nominees (Hong Kong) Ltd.............................................          Hong Kong
503.      BankAmerica Nominees Limited (London)............................................               U.K.
             (Nominee company)
504.      BankAmerica Nominees (Singapore) Pte. Ltd........................................          Singapore
             (Nominee company)
250.      BankAmerica Ventures ............................................................         California
278.      BofA Capital Management, Inc.....................................................           Delaware
             (dba Intercash Capital Advisors and Pacific Century Advisors, Inc.)
533.      Electronic Payments Exchange, Inc................................................           Delaware
                (BofA 98%; SFNB 2%)
249.      Equitable Deed Company...........................................................         California
             (dba Continental Auxiliary Company)
534.      Golden Gate Participacoes Ltd....................................................             Brazil
252.      Grant County Power Company.......................................................           Delaware

253.         Energy America South East, Inc................................................           Delaware

254.            EASE/NMI, Inc..............................................................           Delaware

536.      Lease Holding VI, Inc............................................................           Delaware
540.      NADRE II, Inc....................................................................           Delaware
541.      NAGSA II, Inc....................................................................           Delaware
259.      PNB Securities Corporation.......................................................         California
258.      Pacific Southwest Realty Company.................................................           Delaware
265.      Security Pacific Asia Limited....................................................          Singapore
268.      Security Pacific Bank & Trust Company (Bahamas) Limited..........................            Bahamas
347.      Security Pacific Equipment Leasing, Inc..........................................           Delaware
          (dba SPELI)

                                                                                               Jurisdiction of
Org    Subsidiaries                                                                             Incorporation
- ----   ------------                                                                            ---------------
428.         BA Leasing & Capital Corporation.............................................            Delaware

1324.           BA FSC Holdings, Inc......................................................            Delaware

348.               Aerocrane Leasing Ltd..................................................   U.S. Virgin Islds
1323.              BA Swiss FSC Holdings, Inc.............................................            Delaware

551.                  Samedan Leasing Ltd.................................................   U.S. Virgin Islds

349.               First Executive Sands Leasing Corp.....................................          California

350.                  First Executive Leasing Ltd.........................................   U.S. Virgin Islds

1406.              Knossus, Inc...........................................................            Delaware

1409.                 Knossus FSC, Inc....................................................   U.S. Virgin Islds

549.               Marco Polo Leasing Ltd.................................................   U.S. Virgin Islds
1436.              Nauplia, Inc...........................................................            Delaware

1438.                 Nauplia FSC, Inc....................................................   U.S. Virgin Islds

1407.              Phaestos, Inc..........................................................            Delaware

1408.                 Phaestos FSC, Inc...................................................   U.S. Virgin Islds
                      (50%; OTHER 50% OWNED BY OUTSIDE PARTY)

550.               Raffles Leasing Ltd....................................................   U.S. Virgin Islds
1437.              Sounion, Inc...........................................................            Delaware

1439.                 Sounion FSC, Inc....................................................   U.S. Virgin Islds

552.               Tanah Merah Leasing Ltd................................................   U.S. Virgin Islds
1419.              Tiryns, Inc............................................................            Delaware

1420.                 Tiryns FSC, Inc.....................................................   U.S. Virgin Islds
                      (50%; OTHER 50% OWNED BY OUTSIDE PARTY)

433.            Transit Holding, Inc......................................................            Delaware

434.               Asset Holding Co. Inc..................................................            Delaware

546.         Balmoral Leasing Ltd.........................................................   U.S. Virgin Islds
354.         SPAA Leasing Corporation.....................................................            Delaware
356.         SPCC Leasing Corporation.....................................................            Delaware

358.      Security Pacific Financial Services of California Inc...........................            Delaware
343.      Security Pacific Trade Finance, Ltd.............................................       Channel Islds
269.      Security Pacific Trust (Bahamas) Limited........................................             Bahamas

                                                                                               Jurisdiction of
Org    Subsidiaries                                                                             Incorporation
- ----   ------------                                                                            ---------------
542.      Special Asset Holding Co........................................................            Delaware

543.         Film Asset Holding Co........................................................            Delaware
                (BofA 50%; Credit Lyonnais Bank Nederland N.V.,
                a nonBankAmerica entity, 50%)

537.      Wilco One, Inc..................................................................            Delaware
363.      Zedd Investments, Inc...........................................................            Delaware
364.      Zentac Productions, Inc.........................................................            Delaware

387.   Bank of America Oregon.............................................................              Oregon
       (dba Security Pacific Bank Oregon and Oregon Bank)

031.      OBTASCO, Inc....................................................................              Oregon

389.   Bank of America Texas, N.A.........................................................                U.S.

2008.  Bank of America Trust Company of Florida, National Association.....................                U.S.
139.   BankAmerica Financial, Inc.........................................................            Delaware

140.      BankAmerica Capital Corporation.................................................            Delaware

098.         Security Pacific Investors, Inc..............................................            Delaware

182.      BankAmerica Insurance Group, Inc................................................            Delaware
             (dba SP Insurance Administrators)

190.         BA Insurance Agency, Inc.....................................................            Delaware
184.         General Fidelity Insurance Company...........................................          California
185.         General Fidelity Life Insurance Company......................................          California
043.         Security Pacific Southwest Insurance Agency, Inc.............................             Arizona

193.      Security Pacific Automotive Financial Services Corp.............................            Delaware
             (dba Security Pacific Auto Finance)
143.      Security Pacific Business Credit Inc............................................            Delaware
144.      Security Pacific Credit Corporation.............................................            Delaware
145.      Security Pacific Finance System Incorporated....................................            Delaware

151.         BA Financial Management Services, Inc........................................            Delaware
146.         Dealers Credit, Inc..........................................................            Delaware
                (dba Dealer's Credit Insurance Agency Inc.)
147.         First Fenwick Mortgage Corporation...........................................            Virginia
148.         Security Pacific Consumer Discount Company...................................        Pennsylvania
                (dba Security Pacific Financial Services of Pennsylvania Inc.)
149.         Security Pacific Finance Credit Corp.........................................            Delaware
152.         Security Pacific Financial Services Inc......................................            Delaware
                (dba Security Pacific Manufacturer Funding)

163.            Security Pacific Executive/Professional Services Inc......................            Colorado

165.            Security Pacific Financial Services of Minnesota Inc......................           Minnesota

                                                                                               Jurisdiction of
Org    Subsidiaries                                                                             Incorporation
- ----   ------------                                                                            ---------------
166.            The Midwestern Agency Corporation, Inc....................................                Iowa
154.            Security Pacific Financial Services of Nevada Inc.........................              Nevada
156.            Security Pacific Financial Services of West Virginia Inc..................       West Virginia
160.            SPF Advertising Agency, Inc...............................................              Kansas

161.         Security Pacific Financial Services of Des Moines Inc........................                Iowa

168.      Security Pacific Housing Services, Inc..........................................            Delaware

169.         Security Pacific Acceptance Corp.............................................            Delaware
170.         Security Pacific Acceptance Corp. II.........................................            Delaware

171.      Security Pacific Information Services Corporation...............................            Delaware
172.      Security Pacific Leasing Corporation............................................            Delaware

173.         MCOG Leasing Corp............................................................          California
200.         Securilease BV...............................................................         Netherlands
174.         Security Pacific Capital Leasing Corporation.................................            Delaware
194.         Security Pacific EuroFinance Holdings, Inc...................................            Delaware

195.            Security Pacific Equipment Finance (Europe) Inc...........................            Delaware
224.            Security Pacific Lease Finance (Europe) Inc...............................            Delaware

218.         Security Pacific International Leasfinance, Inc..............................            Delaware
049.         SECURITY PACIFIC LEASING CANADA LTD. (80%)...................................              CANADA
177.         White Sands Leasing Corporation..............................................            Delaware

178.            Pasir Mas Ltd.............................................................   U.S. Virgin Islds

179.         Windmill Sands Leasing Corporation...........................................            Delaware

180.            Windmill Leasing, Ltd.....................................................   U.S. Virgin Islds

118.   BankAmerica National Trust Company.................................................                U.S.
380.   BankAmerica Realty Services, Inc...................................................            Delaware
2001.  Continental Equity Capital Corporation.............................................            Delaware
2003.  Continental Illinois Commercial Corporation........................................            Delaware

2004.     Conill Corporation..............................................................            Delaware

2005.  Continental Illinois Energy Development Corporation................................            Delaware
2006.  Continental Illinois Overseas Finance Corporation N.V..............................             (blank)
2007.  Continental Illinois Service Corporation...........................................            Delaware
2009.  Geone Corporation..................................................................            Delaware
2110.  LaSalle Street Natural Resources Corporation.......................................            Delaware
390.   Nevada First Development Corporation...............................................              Nevada

554.      Bank of America Nevada..........................................................              Nevada

                                                                                               Jurisdiction of
Org    Subsidiaries                                                                             Incorporation
- ----   ------------                                                                            ---------------
029.   Orbanco Real Estate Services, Co...................................................              Oregon
394.   Overseas Asset Holdings Inc........................................................            Delaware

104.      Argentina Investment Holding Limited............................................           Argentina
109.      Brazilian Financial Services, Inc...............................................            Delaware

110.         BFS Participacoes, Ltda......................................................              Brazil

112.      Brazilian Tourism Holdings, Inc.................................................            Delaware
397.      Overseas Lending Corporation....................................................            Delaware
501.      TITULOS RIOPLATENSES S.A. (OAHI 2%; BIFC 98%)...................................             URUGUAY
400.      Western America Financial, Inc..................................................            Delaware

009.   Rainier Bancorporation.............................................................          Washington
372.   Real Estate Collateral Management Company..........................................            Delaware
2010.  Repechage Partners Ltd.............................................................            Delaware

401.   Seafirst Corporation...............................................................          Washington

011.      Rainier Credit Company..........................................................          Washington
012.      Rainier Mortgage Company........................................................          Washington
403.      SF Leasing Corporation of Delaware..............................................            Delaware
015.      Seafirst Community Service Corporation..........................................          Washington
404.      Seafirst Insurance Corporation..................................................          Washington
407.      Seafirst Venture Capital Corporation............................................          Washington
408.      Seattle-First National Bank.....................................................                U.S.

020.         Centrum Properties Corporation...............................................          Washington
658.         DAS Holdings, Inc............................................................             Arizona
533.         ELECTRONIC PAYMENTS EXCHANGE, INC. (WASH.)...................................            DELAWARE
                (SFNB 2%; B OF A 98%)
416.         Seafirst America Corporation.................................................          Washington
             Seafirst Asset Holding Co.
411.         Seafirst Auto Leasing, Inc...................................................          Washington
027.         Seafirst Investment Services, Inc............................................          Washington
413.         Seafirst Leasing Company.....................................................          Washington
045.         Seafirst Merchant Services, Inc..............................................            Delaware
420.         Seafirst Properties Corporation..............................................          Washington
421.         Seafirst Services Corporation................................................          Washington
023.         Security Pacific Premises Bellevue, Inc......................................          Washington
425.         Yakima Properties, Incorporated..............................................          Washington

132.   Security-First Company.............................................................          California

133.      Security-First CMO-I Corporation................................................          California

032.   Security Pacific Savings Bank......................................................          Washington
042.   Security Pacific Southwest Financial Services, Inc.................................             Arizona
192.   SP International Holdings, Inc.....................................................            Delaware

235.      Sec Pac Spain S.A...............................................................               Spain
199.      Security Pacific EuroFinance, Inc...............................................            Delaware

                                                                                               Jurisdiction of
Org    Subsidiaries                                                                             Incorporation
- ----   ------------                                                                            ---------------
204.         Securilease, Inc.............................................................            Delaware
209.         Securilease NV...............................................................             Belgium
219.         Security Pacific International Leasing GmbH..................................             Germany

1400.        SOCIETY NOUVELLE DOLOMITES FRANCAISES
             (SPEFI 99.8%; APPOLD HOLDINGS LIMITED .2%)...................................              FRANCE

225.      Security Pacific Holdings Limited...............................................                U.K.